UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-224-7141

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Lancaster Colony Corporation (the “Company”) Annual Meeting of Shareholders (“Annual Meeting”) was held on November 15, 2010 in Columbus, Ohio, pursuant to the Notice of Annual Meeting of Shareholders and the Proxy Statement that was available on or about October 15, 2010 to all shareholders of record at the close of business on September 17, 2010. At the Annual Meeting, 26,363,730 shares of the Company’s common stock were represented in person or by proxy, which constituted a quorum.

At the Annual Meeting, shareholders voted on three proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 15, 2010.

Proposal One – Nomination and Election of Directors

The Company’s shareholders elected the following individuals to serve for three year terms expiring at the 2013 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Against	Broker Non-Votes
Kenneth L. Cooke	24,213,352	39,643	2,110,735
Alan F. Harris	24,213,003	39,992	2,110,735
Zuheir Sofia	24,110,913	142,082	2,110,735

Proposal Two – Ratification of the selection of the independent registered public accounting firm

The Company’s shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2011 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
26,304,647	47,268	11,815	0

Proposal Three – Approval of the Company’s Amended and Restated 2005 Stock Plan

The Company’s shareholders approved the Company’s Amended and Restated 2005 Stock Plan with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
23,903,705	305,997	43,293	2,110,735

Item 8.01 Other Events

Also at the Annual Meeting, the Company’s Board of Directors (“Board”) approved a quarterly dividend of 33 cents per share to be paid on December 31, 2010 to shareholders of record on December 10, 2010. Furthermore, the Board approved an additional repurchase authorization of two million shares of the Company’s common stock as part of an ongoing stock repurchase program.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release dated November 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation
(Registrant)

Date: November 16, 2010

By: /s/John L. Boylan
John L. Boylan
Treasurer, Vice President,
Assistant Secretary,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at

99.1	Press Release dated November 15, 2010	Filed herewith